Exhibit 10.2

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 29, 2008, by and among Stereotaxis, Inc., a Delaware corporation, with headquarters located at 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A. The Company and the Buyers desire to enter into this transaction to purchase the Common Shares (as defined below) and Warrants (as defined below) pursuant to the Registration Statement (as defined below) which is currently effective, has at least $65,820,600 of initial offering price of unallocated securities available for sale as of the date hereof and has been declared effective in accordance with the Securities Act of 1933, as amended (the “1933 Act”), by the United States Securities and Exchange Commission (the “SEC”), and which is currently effective.

B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that number of shares of the Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $9,392,562.04, and (ii) warrants, in substantially the form attached hereto as Exhibit A-1 (the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (as exercised, collectively, the “Warrant Shares”), which Warrant Shares shall be issued pursuant to the Registration Statement or, if such Registration Statement is not available at the time of issuance of such Warrant Shares, shall be issued solely pursuant to the cashless exercise provisions of the Warrant as securities exempt from registration pursuant to Section 3(a)(9) of the 1933 Act.

C. The Common Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities.”

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1. PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

(a) Purchase of Common Shares and Warrants.

(i) Common Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Closing Date (as defined below), (x) the number of Common Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, and (y) Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

(ii) Closing. The date of the Closing (the “Closing Date”) shall be, on the date of notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Bryan Cave LLP, One Metropolitan Square, Suite 3600, St. Louis, Missouri (unless otherwise mutually agreed to by the Company and each Buyer). The Closing shall be deemed to have occurred at 10:00 a.m., New York City time on the Closing Date.

(iii) Purchase Price. The aggregate purchase price for the Common Shares and the Warrants to be purchased by each such Buyer at the Closing (the “Purchase Price”) shall be the amount set forth opposite each Buyer’s name in column (6) of the Schedule of Buyers, which shall be equal to $4.64 per Common Share and $0.125 per Warrant Share underlying the Warrants.

(b) Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Common Shares and the Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall deliver to each Buyer the Common Shares (allocated in the amounts as such Buyer shall request) which such Buyer is then purchasing hereunder along with the Warrants (allocated in the amounts as such Buyer shall request) which such Buyer is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2. BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself that:

(a) No Sale or Distribution. Such Buyer is acquiring the Common Shares and the Warrants in the ordinary course of its business for its own account. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Common Shares or Warrants. For the purpose of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents (as defined below) and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Buyer of the transactions contemplated by this Agreement has been duly authorized by all necessary action on the part of such Buyer. This Agreement has been duly executed by such Buyer, and when delivered by such Buyer in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

The Company acknowledges and agrees that each Buyer does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a) Shelf Registration Statement. A “shelf” registration statement on Form S-3 (File No. 333-137007) with respect to the Securities has been prepared by the Company in conformity in all material respects with the requirements of the 1933 Act, and the rules and regulations (the “Rules and Regulations”) of the SEC thereunder and has been filed with the SEC. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. The Registration Statement (as defined below) meets the requirements of Rule 415(a)(1)(x) under the 1933 Act and complies in all material respects with said rule. Copies of such registration statement, including any amendments thereto, the base prospectus (meeting in all material respects the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to the Buyers. Such registration statement, together with any registration statement or amendment thereto filed by the Company pursuant to Rule 462(b) under the 1933 Act, is herein referred to as the “Registration Statement”, which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the 1933 Act and contained in the Prospectus referred to below, has become effective under the 1933 Act and, other than the amendment to the Registration Statement filed or to be filed as of the date hereof pursuant to Rule 462(b) under the 1933 Act, no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The term “Prospectus” as used in this Agreement means the form of base prospectus together with the final prospectus supplement relating to the Securities (the “Prospectus Supplement”) first filed with the SEC pursuant to and within the time limits described in Rule 424(b) under the 1933 Act. Any preliminary prospectus relating to the Securities prior to the date hereof, if any, is referred to as a “Preliminary Prospectus”. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the SEC after the date of filing of the Prospectus Supplement under Rule 424(b) under the 1933 Act and prior to the termination of the offering of the Securities.

(b) Prospectus. As of the Applicable Time (as defined below) and as of the Closing Date (as defined below), neither (x) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Buyers, specifically for use therein. As used in this subsection and elsewhere in this Agreement:

(i) “Applicable Time” means 5:30 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Buyers.

(ii) “Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time.

(iii) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, relating to the Securities in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the 1933 Act.

(iv) “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule I to this Agreement.

(v) “Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c) Organization. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the SEC) other than as listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Annual Report”) (collectively, the “Subsidiaries”). Each of the Subsidiaries has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own or lease its properties and conduct its business as described in the

Registration Statement, the General Disclosure Package and the Prospectus. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be so qualified would not reasonably be expected to (i) result in any material adverse change in or affecting the business, results of operations, or financial condition of the Company and of the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, or (ii) prevent, burden or impair the consummation of the transactions contemplated by this Agreement (collectively a “Material Adverse Effect”). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims, except as described in the Registration Statement and the Annual Report; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(d) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Company’s Board of Directors, and no further filing, consent, or authorization is required by the Company’s Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e) Issuance of Securities. The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds (i) the number of Common Shares issuable as of the Closing Date and (ii) the maximum number of Warrant Shares issuable upon exercise of the Warrants. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. Upon exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

(f) Equity Capitalization. As of the date hereof and as of the Closing Date, the Company has or will have, as the case may be, an authorized, issued and outstanding capitalization as is set forth in the Registration Statement and the Prospectus (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and the grant or issuance of options or shares under existing equity compensation plans or stock purchase plans described in the Registration Statement or the Prospectus), and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. All of the Securities conform to the description thereof contained in the Registration Statement and the Prospectus. The form of certificates for the Common Shares and the Warrant Shares will conform to the corporate law of the jurisdiction of the Company’s incorporation.

(g) Disclosure.

(i) The SEC has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been instituted or, to the Company’s knowledge, threatened by the SEC. The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform to the requirements of the 1933 Act and the Rules and Regulations. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the SEC conformed in all material respects, or will conform in all respects, to the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the 1933 Act, as applicable, and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and on the Closing Date will not contain, any untrue statement of a material fact and do not omit, and on the Closing Date will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and on the Closing Date will not contain, any untrue statement of a material fact; and do not omit, and on the Closing Date will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Buyers, specifically for use therein.

(ii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Buyers as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, not misleading, the Company has notified or will notify promptly the Buyers so that any use of such Issuer Free Writing Prospectus may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Buyers specifically for use therein.

(h) Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, any Permitted Free Writing Prospectus (as defined below) and other materials, if any, permitted under the 1933 Act. The Company will file with the SEC all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the 1933 Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the 1933 Act to avoid a requirement to file with the SEC any electronic road show.

(i) Ineligible Issuer Status. At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the 1933 Act, without taking into account any determination by the SEC pursuant to Rule 405 under the 1933 Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the 1933 Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(j) Financial Statements. The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such consolidated financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly in all material respects the information shown therein, at the indicated dates and for the indicated periods, and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures, if any, contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure

Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(k) Accountants. Ernst & Young, LLP, who have certified certain of the financial statements filed with the SEC as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, has represented to the Company that it is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the 1933 Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(l) Weaknesses or Changes in Internal Accounting Controls. Neither the Company nor any of the Subsidiaries is aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(m) Sarbanes-Oxley. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC and The NASDAQ Global Market (the “Principal Market”) thereunder (collectively, the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance in all respects with all provisions of the Sarbanes-Oxley Act that are in effect with respect to which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with the other provisions of the Sarbanes-Oxley Act which will become applicable to the Company.

(n) Litigation. There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries would have, individually or in the aggregate, a Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(o) Title. The Company and the Subsidiaries have good and marketable title to all of the material properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which are not material in amount or would not materially interfere with the use to be made of such properties or assets. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(p) Taxes. The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in the consolidated financial statements of the Company in accordance with GAAP, and the Company does not know of any actual or proposed additional material tax assessments.

(q) Absence of Certain Changes. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any Material Adverse Effect, and there has not been any material transaction entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s consolidated financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.

(r) No Conflicts. Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate of incorporation, by-laws, or other organizational documents or (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (ii), which violation or default would have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or of the certificate of incorporation or by-laws of the Company or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction, except to the extent that such conflict, breach or default would not have a Material Adverse Effect.

(s) Contracts. There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the 1933 Act or the Rules and Regulations. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms (except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws and matter of public policy and except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principle and except for those agreements that have expired by their terms). Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement or any other agreement or instrument to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or their respective properties or businesses may be bound, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case in which the default or event, individually or in the aggregate, would have a Material Adverse Effect.

(t) Regulatory Approvals. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the SEC, the Financial Industry Regulatory Authority, Inc. (the “FINRA”) or such additional steps as may be required under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(u) Intellectual Property. Except as described in the Registration Statement or in any document incorporated by reference therein, the Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses in the manner in which they are being conducted; the Company and the Subsidiaries each own or possess the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (“Intellectual Property”) necessary to carry on their business in all material respects in the manner in which it is being conducted; to the Company’s knowledge, neither the Company nor any of the Subsidiaries has infringed, and none of the Company or the Subsidiaries have received notice of conflict with, any Intellectual Property of any other person or entity. The Company has taken all steps reasonably necessary to secure ownership interests in Intellectual Property created for it by any contractors. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described therein in all material respects. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Prospectus and are not described therein in all material respects. None of the technology employed by the Company and material to the Company’s business has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees or, to the Company’s knowledge, otherwise in violation of the rights of any persons; the Company has not received any written or oral communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity. The Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company.

(v) FDA; Studies. Since the respective dates as of which information is set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (i) all of the descriptions of the Company’s legal and governmental proceedings and procedures before the United States Food and Drug Administration (the “FDA”) or any other national, departmental, state or local governmental body exercising comparable authority are true and correct in all material respects, (ii) the studies, tests and preclinical and clinical trials (if any) conducted by or on behalf of the Company and its Subsidiaries that are described in the Registration Statement, the General Disclosure Package and the Prospectus were and, if still pending, are (a) with respect to the foregoing conducted by employees of the Company or any of its Subsidiaries (“Company Studies”), being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, in each case in all necessary respects and in all material respects; and (b) with respect to the foregoing conducted on behalf of the Company or independently by others using the Company’s or any of its Subsidiaries’ technologies, products or product candidates (“Independent Studies”), to the Company’s knowledge, after due inquiry, being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, in each case in all necessary respects and in all material respects; (iii) the descriptions of the results of the Company Studies (if any), and, to the Company’s knowledge, after due inquiry, the Independent Studies (if any), contained in the Registration Statement, the General Disclosure Package and the Prospectus are true and correct in all material respects; and (iv) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor its Subsidiaries have received any notices or correspondence from the FDA, or any national, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any of the Company Studies or Independent Studies (if any).

(w) Manipulation of Prices. Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities.

(x) Investment Company Act. Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Securities contemplated hereunder and the application of the net proceeds from such sale as described in the Prospectus, will be an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the SEC thereunder.

(y) Internal Accounting Controls.

(i) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ii) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the 1934 Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the 1934 Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the 1934 Act with respect to such reports.

(z) Industry and Market Data. The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree in all material respects with the sources from which they are derived.

(aa) Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(bb) Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(cc) Insurance. The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

(dd) Employee Benefits. The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company and each Subsidiary would have any material liability; the Company and each Subsidiary has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ee) Transactions with Affiliates. To the Company’s knowledge, there are no affiliations or associations between any member of the FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement. There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or, to the knowledge of the Company, any other person required to be described in the Prospectus which have not been described as required.

(ff) Environmental Laws. Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

(gg) Listing; 1934 Act Registration. The Common Stock has been approved for listing subject to notice of issuance on the Principal Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or the quotation of the Common Stock on the Principal Market, nor, has the Company received any notification that the SEC or the Principal Market is contemplating terminating such registration or quotation.

(hh) Contributions; Foreign Corrupt Practices. Neither the Company nor any of the Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in the Prospectus.

(ii) No Integrated Offering. The Company has not sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the 1933 Act, the Rules and Regulations or the interpretations thereof by the SEC. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(jj) Brokerage Fees; Commissions. Except as described in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Buyers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim.

(kk) Consents. Other than as described in Section 3(t) hereof, or as have been obtained, filed or made, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(ll) Dilutive Effect. The Company acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company, except as such obligation may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.

(mm) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to exempt the Company’s issuance of the Securities and any Buyer’s ownership of the Securities from the provisions of any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation of the Company or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement. The Company does not have any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(nn) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(oo) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(pp) Transfer Taxes. On the Closing Date, all stock transfer or other similar taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(qq) U.S. Real Property Holding Corporation. The Company is not, has not ever been, nor, while any Buyer hold any Securities, will not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Buyer’s request.

(rr) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(ss) Bank Holding Company. Neither the Company nor any of its Subsidiaries or Affiliates is, nor, while any Buyer holds any Securities, will become, subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, nor, while any Buyer holds any Securities, will own or control, directly or indirectly, five percent or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises, nor, while any Buyer holds any Securities, will exercise, a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

4. COVENANTS.

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Maintenance of Registration Statement.

(i) For so long as any of the Warrants remain outstanding, the Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement for the issuance thereunder of the Registrable Securities (as defined below); provided that, if at any time while the Warrants are outstanding the Company shall be ineligible to utilize Form S-3 (or any successor form) for the purpose of issuance of the Registrable Securities the Company shall use its reasonable best efforts to promptly amend the Registration Statement on such other form as may be necessary to maintain the effectiveness of the Registration Statement for this purpose. For the purpose of this Agreement, “Registrable Securities” means (i) the Common Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any shares of capital stock of the Company issued or issuable with respect to the Common Shares, Warrant Shares and/or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercise of the Warrants.

(c) Prospectus Supplement and Blue Sky. In the manner required by law, the Company shall have delivered to the Buyers, and as soon as practicable after the Closing the Company shall file, the Prospectus Supplement with respect to the Securities as required under and in conformity with the 1933 Act, including Rule 424(b) thereunder. If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(d) Use of Proceeds. The Company will use the proceeds from the sale of the Securities in the manner described in the Registration Statement and the Prospectus.

(e) Listing. The Company shall promptly secure the listing of all of the Common Shares and Warrant Shares upon each securities exchange and automated quotation system, if any, upon which the Common Stock is then listed, including the Principal Market (subject to official notice of issuance) and shall use its reasonable best efforts to maintain, in accordance with the Warrants, such listing of all Warrant Shares from time to time issuable under the terms of the Transaction Documents. The Company use reasonable best efforts to maintain the Common Stocks’ authorization for quotation on the Principal Market or if such authorization is not able to be maintained, on another Eligible Market (as defined in the Warrants). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

(f) Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

(g) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged in compliance with applicable law by any holder of Securities (an “Investor”) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The

Company hereby agrees, subject to applicable securities laws, to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(h) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on December 29, 2008, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of certain warrants that will become issuable upon the extension of the Company’s current borrowing and guarantee facility with Sanderling Venture Partners and Alafi Capital Company (the “Credit Support Warrants”) and the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement and the form of Warrants and the Ramius Securities Purchase Agreement (as defined in Section 7(xiii)) and other agreements related thereto) as exhibits to such filing (including all attachments, the “8-K Filing”). Neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law, regulation or any Eligible Market on which the Company’s securities are then listed or quoted (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise other than in connection with the Registration Statement unless such disclosure is required by law, regulation or any Eligible Market on which the Company’s securities are then listed or quoted.

(i) Corporate Existence. For so long as any Warrants remain outstanding, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(j) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

(k) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(l) Closing Documents. On or prior to thirty (30) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer executed copies of the Transaction Documents, Securities and other document required to be delivered to any party pursuant to Section 7 hereof.

5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrants in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee), the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants in the form of Exhibit B attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Common Shares and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Common Shares and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii) The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Common Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Common Shares (allocated in such amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement, and (iii) the related Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii) Such Buyer shall have received the opinion of Bryan Cave LLP, the Company’s counsel, dated as of the Closing Date, in substantially the form of Exhibit C attached hereto.

(iii) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit B attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv) The Company shall have delivered to such Buyer a certificate (or a fax or pdf copy of such certificate) evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) or a bring-down certificate from Corporation Service Company (or similar service company) of such jurisdiction, as of a date within 10 days of the Closing Date.

(v) The Company shall have delivered to such Buyer a certificate (or a fax or pdf copy of such certificate) evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) or a bring-down certificate from Corporation Service Company (or similar service company) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within 10 days of the Closing Date.

(vi) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware (or a fax or pdf copy of such certificate) within ten (10) days of the Closing Date.

(vii) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit D.

(viii) The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit E.

(ix) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

(x) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(xi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(xii) The Registration Statement shall be effective and available for the issuance and sale of the Securities hereunder and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement as required thereunder.

(xiii) Contemporaneously with the Closing, the Company shall have consummated the transactions contemplated by the Securities Purchase Agreement (the “Ramius Securities Purchase Agreement”) dated as of the date hereof by and among the Company, RCG PB, Ltd. And Ramius Enterprise Master Fund Ltd, which shall result in the Company receiving an aggregate of $10 million pursuant to such agreement.

(xiv) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(f) above.

9. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder and under the Warrants, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents and holders of Warrants. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Stereotaxis Inc.

4320 Forest Park Avenue, Suite 100

St. Louis, Missouri 63108

Telephone:	(314) 678-6100
Facsimile:	(314) 678-6110
Attention:	Michal P. Kaminksi
James M. Stolze

with a copy (for informational purposes only) to:

Bryan Cave LLP

One Metropolitan Square

Suite 3600

St. Louis, MO 63102

Telephone:	(314) 259-2000
Facsimile:	(314) 259-2020
Attention:	James L. Nouss, Jr., Esq.
Robert J. Endicott, Esq.

If to the Transfer Agent:

BNY Mellon Shareowner Services LLC

911 Washington Ave., 3rd Floor

St. Louis, MO 63101

Tel:	(314) 613-8233
Fax:	(314) 613-8238
Attention:	Jane A. Marten
Relationship Manager

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Cooley Godward Kronish LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

Telephone:	(650) 843-5000
Facsimile:	(650) 857-0663
Attention:	Laura A. Berezin, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of

Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as are reasonably necessary in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification. (i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party that is not an Affiliate of such Indemnitee (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii) Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Registrable Securities. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld conditioned or delayed, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv) The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (y) any liabilities the indemnifying party may be subject to pursuant to the law.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges, and each Buyer confirms, that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges, and each Buyer confirms, that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

STEREOTAXIS, INC.

By:	/s/ Michael P. Kaminski
Name:	Michael P. Kaminski
Title:	President and Chief Operating Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

SANDERLING VENTURE PARTNERS VI CO-INVESTMENT FUND, L.P.
By:	Middleton, McNeil, Mills & Associates VI, LLC

By:	/s/ Fred A. Middleton
Fred A. Middleton
Managing Director

SANDERLING VI LIMITED PARTNERSHIP
By:	Middleton, McNeil, Mills & Associates VI, LLC

By:	/s/ Fred A. Middleton
Fred A. Middleton
Managing Director

SANDERLING VI BETEILIGUNGS GMBH & CO. KG
By:	Middleton, McNeil, Mills & Associates VI, LLC

By:	/s/ Fred A. Middleton
Fred A. Middleton
Managing Director

SANDERLING VENTURES MANAGEMENT VI

By:	/s/ Fred A. Middleton
Fred A. Middleton
Owner

Alafi Capital Company, LLC

By:	/s/ Christopher Alafi
Name:	Christopher Alafi
Title:	Managing Partner

SCHEDULE OF BUYERS

Buyer	Address and Facsimile Number	Number of Common Shares	Number of Warrant Shares	Purchase Price	Legal Representative’s Address and Facsimile Number
Sanderling Venture Partners VI	400 South El Camino Real
Co-Investment Fund, L.P. Sanderling VI Limited Partnership Sanderling VI Beteiligungs GMBH & Co. KG Sanderling Ventures Management VI [1]	Suite 1200 San Mateo, California 94402-1708 Fax: 650-375-7077	1,012,130	2,429,752	$5,000,000.00	Cooley Godward Kronish LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306-2155 Telephone: (650) 843-5000 Facsimile: (650) 857-0663 Attention: Laura A. Berezin, Esq.

Alafi Capital Company, LLC	8 Admiral Drive Suite 324 Emeryville, California 94608	1,012,130	2,429,752	$5,000,000.00

[1]	Allocation to be provided post-signing.

EXHIBITS

Exhibit A-1	Form of Warrant

Exhibit B	Form of Irrevocable Transfer Agent Instructions

Exhibit C	Form of Opinion of Company’s Counsel

Exhibit D	Form of Secretary’s Certificate

Exhibit E	Form of Officers Certificate

SCHEDULES

Schedule I	List of General Use Free Writing Prospectus

SCHEDULE I